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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): September 8, 2006

                  CWHEQ Home Equity Loan Trust, Series 2006-S4
                  --------------------------------------------
                       (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132375-08

                                  CWHEQ, INC.
                                  -----------
           (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132375

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)

                Delaware                                87-0698310
                --------                                ----------
        (State or Other Jurisdiction of                (I.R.S. Employer
               Incorporation)                          Identification No.)


     4500 Park Granada
     Calabasas, California                                91302
     ---------------------                                -----
(Address of Principal Executive                          (Zip Code)
                      Offices of the Depositor)

     The depositor's telephone number, including area code (818) 225-3000
                                                           --------------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01   Other Events.
          -------------

      On September 8, 2006, CWHEQ, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Loan Asset Backed Certificates, Series 2006-S4.

Mortgage Loan Statistics
------------------------

      The statistical information regarding the Mortgage Loans that was contained in the related Prospectus Supplement, dated September 7, 2006, was based on a Statistical Calculation Pool of Statistical Calculation Pool Mortgage Loans. The Tables annexed hereto as Exhibit 99.1 contain certain statistical information regarding the Mortgage Loans that were actually purchased on the Closing Date by the Company and assigned to the Trustee.

      For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans in as of the Cut-off Date and annexed hereto as Exhibit 99.1. Other than with respect to rates of interest, all percentages in the Tables were calculated based on the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

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*       Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 9, 2006 and the Prospectus Supplement dated September 7, 2006 of CWHEQ, Inc., relating to its Home Equity Loan Asset Backed Certificates, Series 2006-S4.

Section 9        Financial Statements and Exhibits
---------
Item 9.01        Financial Statements and Exhibits.
                 ---------------------------------
        (a)      Financial statements of business acquired.
                 ------------------------------------------

                 Not applicable.

        (b)      Pro forma financial information.
                 --------------------------------
                 Not applicable.

        (c)      Exhibits.
                 ---------

        99.1 Collateral Tables.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         CWHEQ, INC.



                                                     By: /s/ Darren Bigby
                                                         -----------------
                                                         Name: Darren Bigby
                                                         Title: Vice President



Dated:  September 25, 2006

                                Exhibit Index

Exhibit                                                                   Page
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99.1     Collateral Tables                                                6